__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 5, 2020
__________________________
BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
__________________________________________________________________________________________

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 5, 2020, the Company held its 2020 Annual Meeting of Stockholders. A total of 27,522,030 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1. Election of Directors. As part of a comprehensive, long-term Board succession plan, three of our former directors did not stand for reelection at the Annual Meeting. After many years of distinguished service, Brian C. Beazer, Stephen P. Zelnak, Jr. and Peter G. Leemputtee retired from the Board. Stockholders elected Elizabeth S. Acton, Laurent Alpert, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd, David J. Spitz and C. Christian Winkle to serve as directors until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals is as set forth below:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	23,724,542	311,914	66,785	3,418,789
Laurent Alpert	23,096,151	941,989	65,101	3,418,789
Allan P. Merrill	23,603,162	434,978	65,101	3,418,789
Peter M. Orser	23,489,677	546,963	66,601	3,418,789
Norma A. Provencio	23,334,339	702,962	65,940	3,418,789
Danny R. Shepherd	23,608,447	429,104	65,690	3,418,789
David J. Spitz	23,760,381	277,179	65,681	3,418,789
C. Christian Winkle	23,779,418	258,927	64,896	3,418,789

2. Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. The vote totals were 26,683,029 shares for, 781,886 shares against and 57,115 share abstentions.

3. Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2019. The vote totals were 21,104,376 shares for, 2,957,327 shares against, 41,538 share abstentions and 3,418,789 broker non-votes.

4. Amendment of Company's Amended and Restated Long-Term Incentive Plan. Stockholders approved the Company's amended and restated 2014 Long-Term Incentive Plan. The vote totals were 22,552,550 shares for, 1,510,095 shares against, 40,596 share abstentions and 3,418,789 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: February 5, 2020	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary